PRELIMINARY COPY – SUBJECT TO COMPLETION DATED FEBRUARY   , 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Simpson Manufacturing Co., Inc.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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PRELIMINARY COPY – SUBJECT TO COMPLETION DATED FEBRUARY   , 2017

SIMPSON MANUFACTURING CO., INC.

5956 W. Las Positas Blvd.

Pleasanton, California 94588

Dear Shareholders:

A special meeting of shareholders (the “Special Meeting”) of Simpson Manufacturing Co., Inc. (the “Company” or “Simpson”) will be held at [●], local time, on [●], 2017, at our home office located at 5956 W. Las Positas Blvd., Pleasanton, California. Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Special Meeting and Proxy Statement. Simpson is calling the Special Meeting to allow shareholders of the Company an opportunity to vote on proposals to amend the Company’s Certificate of Incorporation to (1) declassify the Company’s board of directors (the “Board” or “Board of Directors”) over a three-year period and provide that directors who are up for election be elected for one-year terms beginning at the Company’s 2017 annual meeting of shareholders (“Proposal 1”) and (2) eliminate the ability to exercise cumulative voting in the election of directors (“Proposal 2”). The Board has approved, adopted and declared advisable these amendments to the Certificate of Incorporation on the condition that these amendments will be implemented only if shareholders approve and adopt both proposals.

Simpson welcomes feedback from all of its shareholders and the Board is committed to responding to that feedback, as appropriate. Consistent with this commitment, the Board is submitting these Proposals after extensive engagement by the Board with investors, including multiple conversations with shareholders representing more than 50 percent of shares outstanding. These constructive discussions provided the Board with feedback on the Company’s corporate governance practices and executive compensation program. Shareholders provided valuable input on several points, including Simpson’s classified board, shareholder rights plan, executive compensation program and compensation risk policies. In line with this feedback, the Board took – and continues to take – a number of actions to enhance its corporate governance practices and executive compensation practices. These actions include the termination of its shareholder rights plan, the adoption of a compensation recovery policy as well as an anti-hedging and anti-pledging policy, and a major redesign of the executive compensation program. At the Special Meeting, the Board is submitting to a vote of all shareholders the declassification of the Board and the elimination of the ability to exercise cumulative voting. The Board believes these actions demonstrate Simpson’s steadfast commitment to shareholder democracy and ensure that the Board’s decisions and composition reflect the consensus of a majority of its shareholders. We describe the Proposals and the Board’s reasons for supporting them in greater depth in the enclosed Proxy Statement.

Accordingly, the Board unanimously recommends that shareholders vote FOR Proposals 1 and 2 on the enclosed proxy card TODAY.

Your vote is very important. Under Delaware law, the affirmative vote of a majority of the outstanding shares of our Common Stock entitled to vote is necessary for the approval and adoption of each of Proposals 1 and 2. Because the vote required for Proposals 1 and 2 is based on the total number of shares outstanding rather than the votes cast at the Special Meeting, abstentions and broker non-votes (if any) will have the same effect as a vote against each of Proposals 1 and 2. Whether or not you plan to attend the Special Meeting and regardless of the number of shares you own, we urge you to vote promptly by proxy FOR Proposals 1 and 2. Neither Proposal will be implemented if the other proposal is not approved and adopted at the Special Meeting.

Whether or not you plan to attend the Special Meeting, we hope you will submit your proxy as soon as possible. You may submit a proxy over the internet, by telephone or by signing, dating and returning the enclosed proxy card in the envelope provided. Information about each of these proxy submission methods is set forth in the accompanying Notice of Special Meeting and Proxy Statement.

Regardless of the number of shares of common stock of the Company that you own, your vote is important. Thank you for your consideration.

Very truly yours,

Brian J. Magstadt
Secretary

Pleasanton, California

February [●], 2017

The enclosed Notice of Special Meeting and Proxy Statement are first being mailed to shareholders on or about February [●], 2017 to holders of record as of [●], 2017.

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PRELIMINARY COPY – SUBJECT TO COMPLETION DATED FEBRUARY   , 2017

SIMPSON MANUFACTURING CO., INC.

5956 W. Las Positas Blvd.

Pleasanton, California 94588

Notice of Special Meeting of Shareholders
TO BE HELD ON [●], 2017

TO OUR SHAREHOLDERS:

A special meeting of the shareholders (the “Special Meeting”) of Simpson Manufacturing Co., Inc. a Delaware corporation (the “Company” or “Simpson”), will be held at [●], local time, on [●], 2017, at our home office located at 5956 W. Las Positas Blvd., Pleasanton, California 94588 for considering the following proposals (the “Proposals”):

1.	to approve and adopt the amendment to the Company’s Certificate of Incorporation to declassify the Board of Directors over a three-year period and provide that directors who are up for election be elected for one-year terms beginning at the Company’s 2017 annual meeting of shareholders (the “Declassification Amendment Proposal”); and

2.	to approve and adopt the amendment to the Company's Certificate of Incorporation to eliminate the ability to exercise cumulative voting in director elections (the “Cumulative Voting Amendment Proposal”).

The Board has approved, adopted and declared advisable these amendments to the Certificate of Incorporation on the condition that these amendments will be implemented only if shareholders approve and adopt both of Proposals 1 and 2. As such, Proposal 1 will only be implemented if shareholders also approve and adopt Proposal 2; and, Proposal 2 will only be implemented if shareholders also approve and adopt Proposal 1.

The Proxy Statement accompanying this Notice of Special Meeting describes each of the Proposals in more detail.

The Simpson Board recommends a vote FOR each of the Proposals 1 and 2.

The Proposals are the only proposals to be acted upon at the Special Meeting. Therefore, in accordance with Article II, Section 4 of our Bylaws, no other business may be transacted at such meeting. Shareholders of record at the close of business on [●], 2017 are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

All shareholders as of the close of business on [●], 2017 are cordially invited to attend the Special Meeting in person, but whether or not you plan to attend, we urge you to review these materials carefully and to vote by proxy by internet, telephone or by submitting your proxy card as promptly as possible.

This Notice of Special Meeting and the enclosed Proxy Statement are first being mailed to shareholders on or about February [●], 2017 to holders of record as of [●], 2017.

BY ORDER OF THE BOARD OF DIRECTORS

Brian J. Magstadt
Secretary

Pleasanton, California

February [●], 2017

IMPORTANT

Your vote is very important. Under Delaware law, the affirmative vote of a majority of the outstanding shares of our Common Stock entitled to vote is necessary for the approval and adoption of each of Proposals 1 and 2. Because the vote required for Proposals 1 and 2 is based on the total number of shares outstanding rather than the votes cast at the Special Meeting, abstentions and broker non-votes (if any) will have the same effect as a vote against each of Proposals 1 and 2. Whether or not you plan to attend the Special Meeting and regardless of the number of shares you own, we urge you to vote promptly by proxy FOR Proposals 1 and 2.

If you have any questions or need any assistance in voting your shares by proxy, please contact our proxy solicitor:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Please Call Toll Free: (888) 869-7406
Email: simpson@dfking.com

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PRELIMINARY COPY – SUBJECT TO COMPLETION DATED FEBRUARY   , 2017

SIMPSON MANUFACTURING CO., INC.
5956 W. Las Positas Blvd.
Pleasanton, California 94588

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [●], 2017

Proxy Statement

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies at the direction of the Board of Directors (the “Board” or the “Simpson Board”) of Simpson Manufacturing Co., Inc. (“Simpson,” the “Company,” “we,” “our” or “us”) for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on [●], [●], 2017. This Proxy Statement and accompanying proxy card are first being mailed to shareholders on or about February [●], 2017 to holders of record as of [●], 2017.

Shareholders of record at the close of business on [●], 2017 will be entitled to vote at the Special Meeting. At the close of business on [●], 2017, [47,601,300] shares of our common stock, $0.01 par value per share (the “Common Stock”), were outstanding and entitled to vote. Shareholders are entitled to one vote for each share of Common Stock held. A majority, or [23,800,651], of these shares, present in person or represented by proxy at the Special Meeting, will constitute a quorum for the transaction of business.

Questions and Answers About the Special Meeting

Why am I receiving this Proxy Statement?

Simpson is calling the Special Meeting to allow shareholders of the Company an opportunity to vote on the following proposals (the “Proposals”):

1.	to approve and adopt the amendment to the Company's Certificate of Incorporation to declassify the Board of Directors over a three-year period and provide that directors who are up for election be elected for one-year terms beginning at the Company’s 2017 annual meeting (the “2017 Annual Meeting”) of shareholders (the “Declassification Amendment Proposal”); and

2.	to approve and adopt the amendment to the Company's Certificate of Incorporation to eliminate the ability to exercise cumulative voting in director elections (the “Cumulative Voting Amendment Proposal”).

The Board has approved, adopted and declared advisable these amendments to the Certificate of Incorporation on the condition that these amendments will be implemented only if shareholders approve and adopt both of Proposals 1 and 2. As such, Proposal 1 will only be implemented if shareholders also approve and adopt Proposal 2; and, Proposal 2 will only be implemented if shareholders also approve and adopt Proposal 1.

The Board has called this Special Meeting to be held on [●], 2017 for the purpose of considering and voting on the Proposals.

You are receiving this Proxy Statement as a shareholder of Simpson as of [●], 2017, the record date for purposes of determining the shareholders entitled to receive notice of and vote at the Special Meeting. As further described below, we request that you promptly use the enclosed proxy card to vote, by internet, by telephone or by mail, in the event you desire to express your support of or opposition to the Proposals.

The Board unanimously recommends that shareholders vote FOR each of Proposals 1 and 2 on the enclosed proxy card TODAY.

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When will the Special Meeting be held?

The Special Meeting is scheduled to be held on [●], 2017.

Who is soliciting my vote?

In this Proxy Statement, the Simpson Board of Directors is soliciting your vote.

How does the Simpson Board recommend that I vote?

The Simpson Board unanimously recommends that you vote by proxy using the proxy card with respect to the Proposals, as follows:

●	FOR the approval and adoption of the amendment to the Company's Certificate of Incorporation to declassify the Board over a three-year period and provide that directors who are up for election be elected for one-year terms beginning at the 2017 Annual Meeting.

●	FOR the approval and adoption of the amendment to the Company's Certificate of Incorporation to eliminate the ability to exercise cumulative voting in director elections.

Why is the Simpson Board recommending FOR Proposals 1 and 2?

In discussions with shareholders over the past two years, the Board has received constructive input on a number of matters related to corporate governance. The Board strongly believes that the Proposals are in line with feedback from, and in the best interests of, shareholders. The Board believes that declassifying the Board in conjunction with the elimination of the ability to exercise cumulative voting is responsive to shareholder feedback and sound corporate governance.

The Board believes that eliminating the ability to exercise cumulative voting will create a more level playing field for the participation of shareholders in the Company’s governance, where the will and the votes of the majority of shareholders can prevail over the special interests of minority owners. Cumulative voting is an uncommon governance practice (seen at less than 5% of S&P 1500 companies) that allows shareholders to cast all of their votes for a single director nominee. With the Board remaining classified, if three directors were up for election at a shareholder meeting, a shareholder group owning approximately 25% of our Common Stock could elect a director candidate regardless of the wishes of holders of the other 75% of Common Stock. The elimination of our classified Board would exaggerate the impact of cumulative voting. For example, if eight directors were up for election at a shareholder meeting following the declassification of the Board, under cumulative voting, a shareholder group holding only approximately 11% of our Common Stock outstanding could unilaterally elect a director candidate to the Board even if holders of 89% of Common Stock opposed that director’s election. The changes sought by the Proposals are therefore, in the opinion of the Board, consistent with the Company’s commitment to shareholder democracy and other recent actions, such as terminating the shareholder rights plan.

We describe these Proposals and the Board’s reasons for supporting them in greater detail below under “Proposal 1: Amend the Company’s Certificate of Incorporation to Declassify the Board” and “Proposal 2: Amend the Company's Certificate of Incorporation to Eliminate The Ability to Exercise Cumulative Voting in Director Elections.”

What happens if Proposal 1 passes and Proposal 2 fails, or if Proposal 2 passes and Proposal 1 fails?

Proposal 1 will only be implemented if shareholders also approve and adopt Proposal 2. Similarly, Proposal 2 will only be implemented if shareholders also approve and adopt Proposal 1. Accordingly, even if the Declassification Amendment Proposal is approved and adopted by the requisite shareholder vote, it will only be implemented if the Cumulative Voting Amendment Proposal is also approved and adopted by shareholders, and vice versa.

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Who can vote?

Record holders of our Common Stock as of [●], 2017 may vote at the Special Meeting. As of the record date, there were [●] shares of our Common Stock outstanding, each entitled to one vote. There were approximately [●] shareholders of record as of the record date.

How do I vote if I am a record holder?

You can vote by attending the Special Meeting and voting in person, or you can vote by proxy. If you are the record holder of your stock, you can vote by proxy in three ways:

●·	By internet—You may vote by submitting a proxy over the internet at [www.proxyvote.com]. Please refer to the proxy card for instructions of how to vote by internet.

●	By telephone—Shareholders located in the United States that receive proxy materials by mail may vote by submitting a proxy by telephone by calling [1- - - ] and following the instructions on the proxy card.

●	By mail—If you received proxy materials by mail, you can vote by submitting a proxy by mail by marking, dating, signing and returning the proxy card in the postage-paid envelope.

If you receive only the Notice of Special Meeting, you may follow the procedures outlined in the Notice of Special Meeting to vote by proxy via the internet or request a proxy card.

As an alternative to voting by proxy by telephone or via the internet, you may vote by proxy by mail by simply marking your proxy card, signing and dating it and returning it in the postage-paid envelope provided.

How do I vote if my common shares are held in “street name”?

If you are a beneficial owner holding your shares in “street name” and you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares of our Common Stock for you, your shares of Common Stock will not be voted with respect to any Proposal for which the shareholder of record does not have discretionary authority to vote (a “broker non-vote”). We do not believe any of the Proposals qualify for discretionary voting treatment by a broker. We therefore encourage you to provide voting instructions on a proxy card or a provided voting instruction form to the bank, broker, trustee or other nominee that holds your shares by carefully following the instructions provided in their notice to you.

How many votes do I have?

Shareholders are entitled to one vote per Proposal for each share of Common Stock held.

How will my shares of Common Stock be voted?

Those shares of Common Stock represented by properly executed proxy cards that are received prior to the Special Meeting, or by properly authenticated internet or telephone votes that are submitted prior to the deadline for doing so, and not subsequently revoked, will be voted in accordance with your instructions by your proxies.

Giving us your proxy means that you authorize each of the proxy holders identified on the proxy card—[Peter N. Louras, Jr. and Karen Colonias]—to vote your shares at the Special Meeting in the manner you direct. If you sign and return the enclosed proxy card but do not specify how your shares are to be voted, your shares will be voted in accordance with the recommendations of the Simpson Board as follows:

●	FOR the approval and adoption of amendment to the Company's Certificate of Incorporation to declassify the Board over a three-year period and provide that directors who are up for election be elected for one-year terms beginning at the 2017 Annual Meeting.

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●	FOR the approval and adoption of amendment to the Company's Certificate of Incorporation to eliminate the ability to exercise cumulative voting in director elections.

What vote is required with respect to the proposals?

Shareholders may vote “for,” “against,” or “abstain” on each of Proposals 1 and 2. Proposals 1 and 2 have each been unanimously approved, adopted and declared advisable by the members of the Board of Directors. Therefore, pursuant to Delaware law, the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote is necessary for the approval and adoption of each of Proposals 1 and 2 at the Special Meeting.

The Board has approved, adopted and declared advisable the amendments to the Certificate of Incorporation proposed by Proposals 1 and 2, on the condition that these amendments will be implemented only if shareholders approve and adopt both of Proposals 1 and 2. As such, Proposal 1 will only be implemented if shareholders also approve and adopt Proposal 2; and, Proposal 2 will only be implemented if shareholders also approve and adopt Proposal 1.

What is the effect of abstentions on voting?

Because the vote required for each Proposal is based on the total number of shares outstanding rather than the votes cast at the Special Meeting, abstentions and broker non-votes (if any) will have the same effect as a vote against each of Proposals 1 and 2.

If I have already voted by proxy against the Proposals, can I still change my mind?

Yes. To change your vote by proxy, simply sign, date and return the enclosed proxy card or voting instruction form in the accompanying postage-paid envelope, or vote by proxy by telephone or via the internet in accordance with the instructions in the proxy card or voting instruction form. We strongly urge you to vote by proxy FOR Proposals 1, 2 and 3. Only your latest dated proxy will count at the Special Meeting.

Will my shares be voted if I do nothing?

If your shares of our Common Stock are registered in your name, you must sign and return a proxy card in order for your shares to be voted, unless you vote over the internet or by telephone or attend the Special Meeting and vote in person.

If your shares of Common Stock are held in “street name,” that is, held for your account by a broker, bank or other nominee, and you do not instruct your broker or other nominee how to vote your shares, then, because all of the Proposals are “non-routine matters,” your broker or other nominee would not have discretionary authority to vote your shares on the Proposals. If your shares of our Common Stock are held in “street name,” your broker, bank or nominee has enclosed a proxy card or voting instruction form with this Proxy Statement. We strongly encourage you to authorize your broker or other nominee to vote your shares by following the instructions provided on the proxy card or voting instruction form.

Please return your proxy card or voting instruction form to your broker or other nominee by proxy, simply sign, date and return the enclosed proxy card or voting instruction form in the accompanying postage-paid envelope, or vote by proxy by telephone or via the internet in accordance with the instructions in the proxy card or voting instruction form. Please contact the person responsible for your account to ensure that a proxy card or voting instruction form is voted on your behalf.

To support the Board’s effort to enhance the rights of all shareholders, vote FOR Proposals 1 and 2 by signing, dating and returning the enclosed proxy card today in the envelope provided. You may also vote by proxy over the internet using the internet address on the proxy card or by telephone using the toll-free number on the proxy card. If your shares are held in “street name,” you should follow the instructions on your proxy card or voting instruction form provided by your broker or other nominee and provide specific instructions to your broker or other nominee to vote as described above.

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What constitutes a quorum?

In order for us to hold our Special Meeting, holders of the shares of Common Stock having a majority of the votes that could be cast by the holders of all outstanding shares of Common Stock entitled to vote must be present in person or by proxy at the Special Meeting. This is referred to as a quorum. Abstentions will be counted as present for purposes of determining a quorum. As broker non-votes will not be entitled to vote with respect to any of the Proposals and thus, will not be treated as present at the Special Meeting, broker non-votes (if any) will not be counted for quorum purposes. At the close of business on [●], 2017, [●] shares of our Common Stock were outstanding and entitled to vote.

In the absence of a quorum, the Special Meeting may be adjourned by a majority of the votes entitled to be cast represented either in person or by proxy.

Has the Company received notice from one or more shareholders that they are intending to cumulate votes or nominate directors at the 2017 Annual Meeting?

Yes. Iron Compass Partners, LP, which, together with certain affiliates, has indicated that it beneficially owns an aggregate of 170,042 shares of the Common Stock (representing approximately 0.36% of the outstanding Common Stock), has delivered notice to the Company of its intention to cumulate votes and to nominate one director candidate, Brett Milgrim, for election to the Board at the 2017 Annual Meeting

Whom should I call if I have questions about the Special Meeting?

Please call D.F. King & Co., Inc., toll free at (888) 869-7406.

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on [●], 2017: The proxy materials for the Company’s solicitation of proxies, including the Notice of Special Meeting and this Proxy Statement, are available on Simpson’s website at www.simpsonmfg.com. Information on our website does not constitute part of the Company’s proxy materials.

IMPORTANT

Your vote is very important. Under Delaware law, the affirmative vote of a majority of the outstanding shares of our Common Stock entitled to vote is necessary for the approval and adoption of each of Proposals 1 and 2. Because the vote required for Proposals 1 and 2 is based on the total number of shares outstanding rather than the votes cast at the Special Meeting, abstentions and broker non-votes (if any) will have the same effect as a vote against each of Proposals 1 and 2. Whether or not you plan to attend the Special Meeting and regardless of the number of shares you own, we urge you to promptly sign, date and mail the enclosed proxy card to vote by proxy FOR Proposals 1 and 2 or use the proxy card to vote by proxy via the internet or telephone.

Special Meeting Procedures

Special Meeting Admission

Only Simpson shareholders or their duly authorized and constituted proxies may attend the Special Meeting. Proof of ownership of our Common Stock must be presented in order to be admitted to the Special Meeting. If your shares are held in the name of a bank, broker or other holder of record and you plan to attend the Special Meeting in person, you must bring a brokerage statement, the proxy card mailed to you by your bank or broker or other proof of ownership as of the close of business on [●], 2017, the record date, to be admitted to the Special Meeting. Otherwise, proper documentation of a duly authorized and constituted proxy must be presented. After the chairman of the meeting announces the opening of the polls for the first matter upon which the shareholders will vote at the Special Meeting, further entry will be prohibited. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Special Meeting. All persons attending the meeting will be required to present a valid government-issued picture identification, such as a driver’s license or passport, to gain admittance to the Special Meeting.

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Who Can Vote, Outstanding Shares

Record holders of our Common Stock as of [●], 2017 may vote at the Special Meeting. As of the record date, there were [47,546,822] shares of our Common Stock outstanding, each entitled to one vote. There were approximately [●] shareholders of record as of the record date.

How You Can Vote

You can vote by attending the Special Meeting and voting in person, or you can vote by proxy. If you are the record holder of your stock, you can vote by proxy in three ways:

●	By internet—You may vote by submitting a proxy over the internet at [www.proxyvote.com]. Please refer to the proxy card for instructions of how to vote by internet.

●	By telephone—Shareholders located in the United States that receive proxy materials by mail may vote by submitting a proxy by telephone by calling [1- - - ] and following the instructions on the proxy card.

●	By mail—If you received proxy materials by mail, you can vote by submitting a proxy by mail by marking, dating, signing and returning the proxy card in the postage-paid envelope.

If you receive only the Notice of Special Meeting, you may follow the procedures outlined in the Notice of Special Meeting to vote by proxy via the internet or request a proxy card.

As an alternative to voting by proxy by telephone or via the internet, you may vote by proxy by mail by simply marking your proxy card, signing and dating it and returning it in the postage-paid envelope provided.

If you hold your shares of Common Stock through a broker, bank or other nominee, then you will receive instructions from such institution or person on how to vote your shares. Your broker, bank or other nominee will allow you to deliver your voting instructions via the internet and may also permit you to submit your voting instructions by telephone.

YOUR VOTE IS IMPORTANT. You should submit your proxy using the proxy card even if you plan to attend the Special Meeting. If you properly give your proxy and submit it to us in time to vote, the individuals named as your proxy holders will vote your shares as you have directed.

All shares entitled to vote and represented by properly submitted proxies (including those submitted via the internet, by telephone and by mail) received before the polls are closed at the Special Meeting, and not revoked or superseded, will be voted at the Special Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy card, such shares will be voted by the proxy holders named on the enclosed proxy card according to the recommendation of our Board: FOR Proposals 1 and 2. In their discretion, the proxy holders named in the proxy card are authorized to vote on any other matters that may properly come before the Special Meeting and at any continuation, postponement or adjournment of the Special Meeting. As of the date of this Proxy Statement, our Board is not aware of any other items of business that will be presented for consideration at the Special Meeting other than those described in this Proxy Statement.

Voting in Person

If you plan to attend the Special Meeting and wish to vote in person, you will be given a ballot at the Special Meeting. Please note that if your shares of Common Stock are held of record by a broker, bank or other nominee, and you decide to attend and vote at the Special Meeting, your vote in person at the Special Meeting will not be effective unless you present a “legal proxy,” issued in your name from your broker, bank or other nominee. Even if you plan to attend the Special Meeting, we encourage you to submit your proxy to vote your shares in advance of the Special Meeting.

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Shareholders who wish to attend the Special Meeting will be required to present verification of ownership of our Common Stock, such as a bank or brokerage firm account statement, and will be required to present a valid government-issued picture identification, such as a driver’s license or passport, to gain admittance to the Special Meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Special Meeting.

How You May Revoke or Change Your Vote

If you are a shareholder of record, you may later revoke your proxy instructions by:

●	sending a written statement to that effect to the Secretary of the Company at or before the Special Meeting;

●	voting again by the internet or telephone (only the last vote cast will be counted). To ensure that your internet or telephone proxy instruction is received, please vote by the internet or telephone before 11:59 p.m. Eastern time on [●], 2017;

●	submitting a properly signed proxy with a later date that is received by the Company at or before the Special Meeting; or

●	voting in person at the Special Meeting.

If you hold shares of Common Stock in “street name,” you may later revoke your proxy instructions by following the procedures provided by your bank, broker or other nominee. Attendance at the Special Meeting will not, by itself, revoke a proxy. Any written notice of revocation or delivery of a subsequent proxy by a shareholder of record may be sent to the Corporate Secretary, Simpson Manufacturing Co., Inc., 5956 W. Las Positas Blvd., Pleasanton, California 94588, or hand delivered to our Corporate Secretary at or before the voting at the Special Meeting.

If you hold your shares of Common Stock through a broker, bank or other nominee, you may change your voting instructions by submitting new voting instructions to your broker, bank or other nominee. If you wish to vote in person, you must obtain a “legal proxy” issued to you by your broker, bank or other nominee.

Quorum and Required Vote

The inspector of elections appointed for the Special Meeting will tabulate votes cast by proxy or in person at the Special Meeting. The inspector of elections will also determine whether a quorum is present. Your stock is counted as present at the Special Meeting if you attend the Special Meeting and vote in person or if you properly vote by submitting a proxy by internet, telephone or mail.

In order for us to hold our Special Meeting, holders of the shares of Common Stock having a majority of the votes that could be cast by the holders of all outstanding shares of Common Stock entitled to vote must be present in person or by proxy at the Special Meeting. This is referred to as a quorum. Abstentions will be counted as present for purposes of determining a quorum. As broker non-votes will not be entitled to vote with respect to any of the Proposals and thus, will not be treated as present at the Special Meeting, broker non-votes (if any) will not be counted for quorum purposes.

In the absence of a quorum, the Special Meeting may be adjourned by a majority of the votes entitled to be cast represented either in person or by proxy.

Shareholders may vote “for,” “against,” or “abstain” on each of Proposals 1 and 2. Proposals 1 and 2 have each been unanimously approved, adopted and declared advisable by the members of the Board of Directors. Therefore, pursuant to Delaware law, the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote is necessary for the approval and adoption of each of Proposals 1 and 2 at the Special Meeting. Because the vote required for each of Proposals 1 and 2 is based on the total number of shares outstanding rather than the votes cast at the Special Meeting, abstentions and broker non-votes (if any) will have the same effect as a vote against each of Proposals 1 and 2. With respect to each Proposal, each shareholder is entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such shareholder as of the record date of the Special Meeting.

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The Board has approved, adopted and declared advisable the amendments to the Certificate of Incorporation proposed by Proposals 1 and 2, on the condition that these amendments will be implemented only if shareholders approve both of Proposals 1 and 2. As such, even if Proposal 1 is approved and adopted by the required vote of shareholders, Proposal 1 will be implemented only if Proposal 2 is also approved and adopted by shareholders; and, even if Proposal 2 is approved and adopted by the required vote of shareholders, Proposal 2 will be implemented only if Proposal 1 is also approved and adopted by shareholders.

A broker holding shares of record for you is not entitled to vote on certain routine matters unless the broker receives voting instructions from you. Broker non-votes occur when shares are held by a broker who has not received voting instructions from the beneficial owner and the broker either chooses not to vote those shares on a routine matter or is not permitted to vote those shares on a non-routine matter. We do not believe any of the Proposals relate to routine matters that qualify for discretionary voting treatment by a broker.

Broker Non-Votes; Shares Held in “Street Name”

If you properly complete, sign, date and return the enclosed proxy card or voting instruction form, your shares of Common Stock will be voted as you specify. If you make no specifications on your proxy card or voting instruction form, your shares of Common Stock will be voted in accordance with the recommendations of the Board. However, if you are a beneficial owner holding your shares in “street name” and you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares of our common stock for you, your shares of Common Stock will not be voted by your bank, broker trustee or other nominee with respect to any Proposal.

You are deemed to beneficially own your shares in “street name” if your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization. If this is the case, you will receive a separate proxy card or voting instruction form with this Proxy Statement from such organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Special Meeting. If you hold your shares in street name and do not provide voting instructions to your broker, bank, trustee or nominee, your shares will not be voted.

Rules of the New York Stock Exchange (“NYSE”) determine whether proposals presented at shareholder meetings are “discretionary” or “non-discretionary.” If a proposal is determined to be discretionary, your bank, broker, trustee or other nominee is permitted under NYSE rules to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your bank, broker, trustee or other nominee is not permitted under NYSE rules to vote on the proposal without receiving voting instructions from you.

We do not believe any of the Proposals relate to routine matters that qualify for discretionary voting treatment by a broker. We therefore encourage you to provide voting instructions on a proxy card or a provided voting instruction form to the bank, broker, trustee or other nominee that holds your shares by carefully following the instructions provided in their notice to you.

Appraisal Rights

Holders of shares of Common Stock do not have appraisal rights under Delaware law in connection with this proxy solicitation.

8

Shareholder List

A list of shareholders entitled to vote at the Special Meeting will be available for examination by any shareholder for any purpose germane to the Special Meeting during ordinary business hours at our corporate headquarters located at 5956 W. Las Positas Blvd., Pleasanton, California 94588, for the ten days prior to the Special Meeting, and also will be available for examination by any shareholder at the Special Meeting.

OVERVIEW OF PROPOSALS

The Company is asking shareholders to consider two separate but related changes to the way in which director candidates are elected to the Board. Currently, the Board is divided into three classes and only one class of directors is up for election at each annual meeting of shareholders. In addition, our shareholders are currently permitted to cumulate their votes in elections of directors, which means that a shareholder has the power to give one nominee a number of votes equal to the number of directors up for election, multiplied by the number of shares held by that shareholder, or to distribute those votes among two or more nominees.

The Board has approved and adopted two amendments to the Company’s Certificate of Incorporation and now is seeking shareholder approval of each of these amendments to the Company’s Certificate of Incorporation. The Board also approved and adopted these amendments to the Certificate of Incorporation on the condition that these amendments will be implemented only if shareholders approve both of Proposals 1 and 2. The first amendment, which is the subject of Proposal 1 and is contingent upon the shareholder approval of the second amendment, would declassify the Board over a three-year period and provide that directors who are up for election be elected for one-year terms beginning at the 2017 Annual Meeting (the “Declassification Amendment Proposal”). The second amendment, which is the subject of Proposal 2 and is contingent upon the shareholder approval of the first amendment, would eliminate the ability to exercise cumulative voting in the election of directors (the “Cumulative Voting Amendment Proposal”).

The Board recommends that the Company's shareholders approve and adopt the two amendments to the Company's Certificate of Incorporation relating to director elections. The Board has determined that taken together, these proposed amendments represent a balanced and integrated approach designed to provide all of the Company's shareholders a meaningful voice in the election of directors. Together, the amendments provide shareholders an effective way in which to exercise their voting rights in director elections and to ensure that the directors continue to represent all of the Company's shareholders. In addition, the amendments reduce the possibility that a holder of far less than a majority of the outstanding shares could elect a director even when a significant majority of shares are voted against the election of the director. Because the Board believes that cumulative voting in the election of directors is fundamentally inconsistent with, and may even thwart the very objective of majority voting for directors, the implementation of each proposal is conditioned upon shareholder approval of the other proposal. Accordingly, pursuant to resolutions of the Board that approved and adopted these amendments to the Certificate of Incorporation, unless Proposal 1 is also approved and adopted by the shareholders, Proposal 2 will not be implemented. Similarly, unless Proposal 2 is also approved and adopted by the shareholders, Proposal 1 will not be implemented.

9

PROPOSAL 1

AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD

Implementation of this Declassification Amendment Proposal Is Dependent on Shareholder Approval and Adoption of the Cumulative Voting Amendment Proposal. Pursuant to resolutions of the Board that have approved and adopted the amendments to the Certificate of Incorporation that are the subject of Proposals 1 and 2 (conditioned upon shareholder approval), the implementation of the Declassification Amendment Proposal (Proposal 1), regardless of the outcome of the vote thereon, is expressly conditioned upon shareholder approval of the Cumulative Voting Amendment Proposal (Proposal 2). If both of Proposals 1 and 2 are approved and adopted, the Company will cause the amendments set forth in the Proposals to become effective by filing a certificate of amendment setting forth the amendments with the Office of the Secretary of State of the State of Delaware.

Summary of the Declassification Amendment Proposal. Article V of the Company’s Certificate of Incorporation currently requires that the Company’s Board be divided into three staggered classes, with the directors in each class serving three-year terms and only one class facing election each year. Thus, each year, shareholders elect only one class of directors, constituting approximately one-third of the entire Board.

When fully implemented, Board declassification will permit shareholders to vote annually for all directors. If the Declassification Amendment Proposal is adopted by the shareholders and thereafter implemented, declassification of the Board would be phased-in over a period of three years and three annual meetings of shareholders beginning with the 2017 Annual Meeting and concluding at the 2019 annual meeting of shareholders. Directors elected at or after the 2017 Annual Meeting would be elected to one-year terms expiring at the next annual meeting of shareholders following their election. However, directors elected or appointed to the Board before the 2017 Annual Meeting would complete the remainder of their respective three-year terms. Declassification of the Board would be complete as of the 2019 annual meeting of shareholders, and as of that year and going forward, all directors would serve one-year terms.

The text of Article V of the Company’s Certificate of Incorporation as it is proposed to be amended by this Proposal 1 is attached to this Proxy Statement as Appendix A, with additions of text indicated by underlining and deletions of text indicated by strike-outs. The text of Appendix A is incorporated into this discussion by reference. Shareholders are encouraged to read the full text of the proposed amendment in Appendix A.

Corresponding Amendments to the Company's Bylaws. The Board also has conditionally approved conforming amendments to the Company's Bylaws. If both of Proposals 1 and 2 are approved and adopted by shareholders, these conforming amendments would become effective. Shareholder approval is not required for these conforming amendments to the Bylaws, and shareholders are not being asked to vote on those amendments.

Background. Simpson welcomes feedback from all of its shareholders and the Board is committed to responding to that feedback, as appropriate. Consistent with this commitment, and after extensive engagement with shareholders representing more than 50 percent of shares outstanding, the Board is submitting these Proposals for a vote by shareholders. These constructive discussions provided the Board with feedback on the Company’s corporate governance practices and executive compensation program. Shareholders provided valuable input on several points, including Simpson’s classified board, shareholder rights plan, executive compensation program and compensation risk policies. In line with this feedback, the board took – and continues to take – a number of actions to enhance its corporate governance practices and executive compensation practices. These actions include the termination of its shareholder rights plan, the adoption of a compensation recovery policy as well as an anti-hedging and anti-pledging policy, and a major redesign of the executive compensation program.

The Board recognizes that many institutional investors believe that the election of directors is the primary means for shareholders to influence corporate governance policies and to hold management accountable for implementing those policies. Similarly, many institutional investors believe that a classified structure may reduce directors’ accountability to shareholders because such a structure does not enable shareholders to express their approval or other views on each director’s performance on an annual basis. Upon thoughtful consideration and consistent with the feedback received from shareholders, the Board determined that it is in the best interests of the Company and its shareholders to propose a declassification of the Board in coordination with the elimination of the ability to exercise cumulative voting. The Board believes that declassification of the Board, coupled with the elimination of the ability to exercise cumulative voting, support the Company's commitment to strong corporate governance and shareholder democracy.

10

Vote Required and Contingency. Approval and adoption of the Declassification Amendment Proposal (Proposal 1) requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on the Proposal (each share conferring one vote). Because the vote required for the Declassification Amendment Proposal is based on the total number of shares outstanding rather than the votes cast at the Special Meeting, abstentions and broker non-votes (if any) will have the effect of a vote against the Proposal. Proposal 1 will only be implemented if shareholders also approve and adopt Proposal 2. Accordingly, even if the Declassification Amendment Proposal is approved and adopted by the requisite shareholder vote, it will only be implemented if the Cumulative Voting Amendment Proposal is also approved and adopted by shareholders.

If the Declassification Amendment Proposal and the Cumulative Voting Amendment Proposal are both approved and adopted, the amendments will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware, which the Company intends to undertake promptly following the Special Meeting upon requisite shareholder approvals of the Proposals. If one or both of the Proposals is not approved and adopted, then the Board will remain classified and the directors will continue to be elected to serve three-year terms.

This description of the proposed amendment to the Company's Certificate of Incorporation is only a summary and is qualified in its entirety by reference to the actual text of the proposed amendment, a copy of which is provided in Appendix A to this Proxy Statement.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" APPROVAL AND ADOPTION OF THE
AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
TO DECLASSIFY THE BOARD

11

PROPOSAL 2

AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO
ELIMINATE THE ABILITY TO EXERCISE CUMULATIVE VOTING IN DIRECTOR ELECTIONS

Implementation of this Cumulative Voting Amendment Proposal Is Dependent on Shareholder Approval and Adoption of the Declassification Amendment Proposal. Pursuant to resolutions of the Board that have approved and adopted the amendments to the Certificate of Incorporation that are the subject of Proposals 1 and 2 (conditioned upon shareholder approval), implementation of the Cumulative Voting Amendment Proposal (Proposal 2), regardless of the outcome of the vote thereon, is expressly conditioned upon shareholder approval of the Declassification Amendment Proposal (Proposal 1). If both of Proposals 1 and 2 are approved and adopted, the Company will cause the amendments set forth in the Proposals to become effective by filing a certificate of amendment setting forth the amendments with the Office of the Secretary of State of the State of Delaware.

Summary of the Cumulative Voting Amendment Proposal. Article IV, Section 5 of the Company’s Certificate of Incorporation provides that, when electing directors, shareholders may exercise cumulative voting rights. Under cumulative voting, each shareholder is entitled to that number of votes equal to the number of directors being elected multiplied by the number of shares held by such shareholder. Each shareholder may give one candidate all the votes the shareholder is entitled to cast or may distribute its votes among as many candidates as the shareholder chooses.

Under Delaware law, shareholders do not have the right to cumulatively vote their shares in any election of directors unless a company's certificate of incorporation grants such rights. If the Cumulative Voting Amendment Proposal and Declassification Amendment Proposal are adopted by the shareholders and thereafter implemented, Article IV, Section 5 of the Company’s Certificate of Incorporation will be amended to expressly deny shareholders the ability to cumulatively vote their shares in an election of directors. As a result, beginning at the 2017 Annual Meeting, each shareholder would be entitled to cast one vote per director nominee, up to the number of directorships subject to election, for each share held in the election of directors, without the ability to cumulate votes.

The text of Article IV, Section 5 of the Company’s Certificate of Incorporation as it is proposed to be amended by this Proposal 2 is attached to this Proxy Statement as Appendix B, with deletion of text indicated by strike-outs. The text of Appendix B is incorporated into this discussion by reference. Shareholders are encouraged to read the full text of the proposed amendment in Appendix B.

Corresponding Amendments to the Company’s Bylaws. The Board also has conditionally approved a conforming amendment to the Company's Bylaws. If both of Proposals 2 and 1 are approved and adopted by shareholders, the conforming amendment to the Company’s Bylaws would become effective. Shareholder approval is not required for the conforming amendment to the Company’s Bylaws, and shareholders are not being asked to vote on that amendment.

Background. Simpson welcomes feedback from all of its shareholders and the Board is committed to responding to that feedback, as appropriate. Consistent with this commitment, and after extensive engagement with shareholders representing more than 50 percent of shares outstanding, the Board is submitting these Proposals for a vote by shareholders. These constructive discussions provided the Board with feedback on the Company’s corporate governance practices and executive compensation program. Shareholders provided valuable input on several points, including Simpson’s classified board, shareholder rights plan, executive compensation program and compensation risk policies. In line with this feedback, the board took – and continues to take – a number of actions to enhance its corporate governance practices and executive compensation practices. These actions include the termination of its shareholder rights plan, the adoption of a compensation recovery policy as well as an anti-hedging and anti-pledging policy, and a major redesign of the executive compensation program.

12

The Board believes that eliminating the ability to exercise cumulative voting is in line with the feedback received by the Company from shareholders and will create a more level playing field for the participation of shareholders in the Company’s governance, where the majority of votes cast by Simpson’s shareholders would prevail over special interests of minority owners. Cumulative voting is an uncommon governance practice (seen at less than 5% of S&P 1500 companies) that allows shareholders to cast all of their votes for a single director nominee. Accordingly, while principles of democratic governance suggest that the Board should be elected by the holders of a majority of the votes cast, cumulative voting creates the possibility for minority shareholders to exert influence in the election of directors disproportionate to their actual ownership percentages. This concern is amplified when cumulative voting is combined with board declassification.

In considering shareholder feedback regarding board declassification, the Board also noted that declassification, if coupled with cumulative voting, exacerbates the potential for disproportionate influence to be exerted by minority shareholders. This is because, all else being equal, it takes fewer votes to elect a director under a declassified structure than it does under a classified structure in which cumulative voting applies. For example, if eight directors were up for election at a shareholder meeting following the declassification of the Board, under cumulative voting, a minority shareholder group holding only approximately 11% of our Common Stock outstanding could unilaterally seat a director even if holders of 89% of Common Stock oppose that director’s election. Whereas if the Board remained classified and three directors were up for election at a shareholder meeting, under cumulative voting, a shareholder group owning approximately 25% of our Common Stock could elect a director candidate regardless of the wishes of holders of the other 75% of Common Stock. In light of these concerns, the Board determined that it would be poor governance, and not representative of shareholders best interests, to both declassify the Board and retain cumulative voting. As a result of this consideration, the Board determined in its resolutions authorizing the Proposals and this Special Meeting that the implementation of Proposals 1 and 2 should be conditioned upon shareholders adopting both such Proposals.

In addition to cumulative voting, the Company’s Bylaws, as amended, currently provide for majority voting in uncontested director elections. Majority voting requires that each nominee in an uncontested election receive the affirmative vote of a majority of the votes cast on behalf of shares present in person or by proxy and eligible to vote at a shareholder meeting in order to be elected to the Board. This mechanic furthers the Company’s goals of aligning shareholder interests with Board accountability but has the potential to raise difficult corporate governance issues and unintended consequences when applied concurrently with cumulative voting. In particular, the combination of majority voting and cumulative voting could enable a large shareholder to seat multiple directors on the Board if it were to cumulate its votes. In light of the foregoing concerns, the Board believes that cumulative voting in the election of directors is fundamentally inconsistent with, and may even thwart the very objective of majority voting.

The elimination of the ability to exercise cumulative voting ensures that directors elected to the Board represent a greater number of shareholders and are not beholden to one particular group of minority holders. This approach is consistent with the Company’s desire to proactively enhance its corporate governance practices and serve the best interests of our shareholders. Accordingly, the Board has determined that, in the absence of a classified board and in light of the majority voting approach taken in the Company’s Bylaws, eliminating the ability to exercise cumulative voting in director elections is in the best interests of the Company and its shareholders.

Vote Required. Approval and adoption of the Cumulative Voting Amendment Proposal (this Proposal 2) requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on the Proposal (each share conferring one vote). Because the vote required for the Cumulative Voting Amendment Proposal is based on the total number of shares outstanding rather than the votes cast at the Special Meeting, abstentions and broker non-votes (if any) will have the effect of a vote against the Proposal. Proposal 2 will only be implemented if shareholders also approve and adopt Proposal 1. Accordingly, even if the Cumulative Voting Amendment Proposal is approved and adopted by the requisite shareholder vote, it will only be implemented if the Declassification Amendment Proposal is also approved and adopted by shareholders.

If the Cumulative Voting Amendment Proposal and the Declassification Amendment Proposal are both approved and adopted, the amendments will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware, which the Company intends to undertake promptly following the Special Meeting upon requisite shareholder approvals of the Proposals. If one or both of the Proposals is not approved and adopted, then our Certificate of Incorporation will remain as currently in effect and shareholders will retain the ability to cumulate their votes in director elections in accordance with the procedures set forth in the Company’s Bylaws.

This description of the proposed amendment to the Company's Certificate of Incorporation is only a summary and is qualified in its entirety by reference to the actual text of the proposed amendment, a copy of which is provided in Appendix B to this Proxy Statement.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" APPROVAL AND ADOPTION OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO ELIMINATE THE ABILITY TO EXERCISE CUMULATIVE VOTING

13

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information, as of [●], 2017, unless otherwise indicated, about the beneficial ownership of our common stock by –

●	each stockholder known by us to be the beneficial owner of more than 5 percent of our Common Stock,
●	each director and director nominee,
●	each of our executive officers, and
●	all of our executive officers and directors as a group.

Name and, for Each 5% Beneficial Owner, Address (1)	Beneficial Ownership of Shares of Common Stock		Percent of Class (2)
Sharon Simpson
21C Orinda Way
Orinda, CA 94563	6,689,786		14.1%
BlackRock, Inc.
55 East 52nd Street
New York, NY 10055	4,774,034	(3)	10.0%
The Vanguard Group
100 Vanguard Blvd.
Malvern, PA 19355	3,013,810	(4)	6.5%
Ariel Investments, LLC
200 E. Randolph Drive, Suite 2900
Chicago, IL 60601	3,013,810	(5)	6.3%
Janus Capital Management, LLC
151 Detroit Street
Denver, CO 80206	2,730,663	(6)	5.7%
Thomas J Fitzmyers	7,523		*
Karen Colonias	44,367		*
Roger Dankel	13,623	(7)	*
Ricardo M. Arevalo	10,846		*
Sunny H. Leung	4,711		*
Jeffrey E. Mackenzie	6,429		*
Brian J. Magstadt	15,543		*
James S. Andrasick	7,669		*
Jennifer A. Chatman	14,094	(8)	*
Gary M. Cusumano	14,894	(8)	*
Celeste Volz Ford	6,340		*
Peter N. Louras, Jr.	13,777		*
Robin G. MacGillivray	14,094	(8)	*
All executive officers and directors as a group (13 persons)	173,910	(9)	*

*       Less than 0.5%

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(1)	Information in this table is based on information that our officers and directors provided to us and on statements on Schedule 13D or 13G that stockholders filed with the Securities and Exchange Commission (the “SEC”) and sent to us. Unless otherwise indicated below in the respective footnotes, the persons named in the table had sole voting and sole dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable. Pursuant to the rules of the SEC, the number of shares of our Common Stock below includes shares issuable pursuant to options held by the respective person or group that are currently exercisable or may be exercised within 60 days of [●], 2017, and shares issuable upon settlement of restricted stock units held by the respective person or group that will vest within 60 days of [●], 2017 (but not restricted stock units that will vest more than 60 days after [●], 2017).
(2)	Applicable percentage of ownership is based upon [47,601,300] shares of our Common Stock outstanding as of [●], 2017.
(3)	Based on the Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 9, 2017, BlackRock, Inc. has sole voting power with respect to 4,679,361 shares and sole dispositive power with respect to 4,774,034 shares.
(4)	Based on the Schedule 13G/A filed by The Vanguard Group with the SEC on February 11, 2016, The Vanguard Group had sole voting power with respect to 58,157 shares, shared voting power with respect to 3,000 shares, sole dispositive power with respect to 3,015,939 shares and shared dispositive power with respect to 57,257 shares.
(5)	Based on the Schedule 13G/A filed by Ariel Investments, LLC with the SEC on February 12, 2016, Ariel Investments, LLC had sole voting power with respect to 2,761,663 shares and sole dispositive power with respect to 3,013,810 shares.
(6)	Based on the Schedule 13G filed by Janus Capital Management, LLC with the SEC on February 16, 2016.
(7)	Includes 4,000 shares that are subject to options that we granted under our 1994 Stock Option Plan and that are exercisable within 60 days.
(8)	Includes 5,000 shares that are subject to options that we granted under our 1995 Independent Director Stock Option Plan and that are exercisable within 60 days.
(9)	Includes 19,000 shares subject to options that are exercisable within 60 days, as described in notes (6) and (7) above.

15

OTHER INFORMATION

Participants in the Solicitation

Under applicable regulations of the Securities Exchange Commission (the “SEC”), each of our directors and certain of our executive officers and other employees are “participants” in this proxy solicitation. Please refer to the section entitled “Security Ownership of Certain Beneficial Owners and Management” for information about our directors and executive officers. Except as described in this Proxy Statement, there are no agreements or understandings between the Company and any such participants relating to employment with the Company or any future transactions. Other than the persons described above, no general class of employee of the Company will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

Costs of Solicitation

The cost of this solicitation will be borne by us. The Company may, from time to time, request that certain of its directors, officers and employees perform certain tasks in connection with the solicitation as part of his or her duties in the normal course of his or her employment without any additional compensation for the solicitation. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, by internet or in person. We have retained D. F. King & Co., Inc. to assist in the solicitation of proxies for a fee anticipated to be approximately $[●].

Forward-Looking Statements

This Proxy Statement on Schedule 14A contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995. All statements relating to events or results that may occur in the future, including, but not limited to, the Company’s future costs of solicitation, record or meeting dates, compensation arrangements, plans or amendments (including those related to profit sharing and stock-based compensation), company policies, corporate governance practices, documents or amendments (including charter or bylaw amendments, shareholder rights plans or similar arrangements) as well as capital and corporate structure (including major shareholders, board structure and board composition), are forward-looking statements. Forward-looking statements generally can be identified by words such as “expect,” “will,” “change,” “intend,” “target,” “future,” “anticipate,” “to be,” and similar expressions. These statements are based on numerous assumptions and involve known and unknown risks, uncertainties and other factors that could significantly affect the Company's operations and may cause the Company’s actual actions, results, financial condition, performance or achievements to be substantially different from any future actions, results, financial condition, performance or achievements expressed or implied by any such forward-looking statements. Those factors include, but are not limited to, (i) general economic and construction business conditions; (ii) changes in market conditions; (iii) changes in regulations; (iv) actual or potential takeover or other change-of-control threats; (v) the effect of merger or acquisition activities; (vi) changes in the Company's plans, strategies, targets, objectives, expectations or intentions; and (vii) other risks, uncertainties and factors indicated from time to time in the Company's reports and filings with the SEC including, without limitation, most recently the Company's Annual Report on Form 10-K for the period ended [December 31, 2016], under the heading Item 1A - “Risk Factors” and the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Company does not intend, and undertakes no obligation to update or publicly release any revision to any such forward-looking statements, whether as a result of the receipt of new information, the occurrence of subsequent events, the change of circumstance or otherwise. Each forward-looking statement contained in this Proxy Statement is specifically qualified in its entirety by the aforementioned factors. You are hereby advised to carefully read this Proxy Statement in conjunction with the important disclaimers set forth above prior to reaching any conclusions or making any investment decisions.

16

Where You Can Find More Information

Certain additional information, including with respect to our Board and the Company’s executive officers, executive compensation, corporate governance, Board composition and Board independence, related person transactions and the Company’s review of such transactions, beneficial ownership of our Common Stock and information regarding certain individuals who may be deemed to be participants in our solicitation of proxies, is attached to this Proxy Statement as annexes hereto and is incorporated herein by reference.

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC by going to our website, the address of which is http://www.simpsonmfg.com. The information provided on our website is not part of this Proxy Statement, and therefore is not incorporated by reference.

Shareholders are entitled to express their views regarding the topics raised in this Proxy Statement or other matters directly to the Company through written communications sent directly to the attention of the Board, any individual director or the non-employee directors as a group, by written communications addressed in care of Corporate Secretary, Simpson Manufacturing Co., Inc., 5956 W. Las Positas Blvd., Pleasanton California, 94588.

If you have any questions or need any assistance in revoking any proxy you may have against the Proposals, please contact our proxy solicitor:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Please Call Toll Free: (888) 869-7406
Email: simpson@dfking.com

17

APPENDIX A

Declassification Amendment Proposal

Article V

1.   The authorized number of directors of the Corporation shall be fixed from time to time by resolution of the Board of Directors.

2.   Except as otherwise provided for pursuant to the provisions of this Article V of this Certificate of Incorporation, ~~T~~the Board of Directors (other than those directors elected by the holders of any series of Preferred Stock voting separately from the holders of Common Stock in any election of directors, as may be provided for or fixed pursuant to the provisions of Article IV of this Certificate of Incorporation) shall be divided into three classes, ~~designated Class I, Class II, and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders, and in all cases as to each director until his successor shall be elected and shall qualify or until his earlier resignation, removal from office, death or incapacity.  Additional directorships resulting from an increase in number of directors shall be apportioned among the classes as equally as possible.  One class of directors shall be initially elected for a term expiring at the annual meeting of stockholders to be held in the year 2000, another class shall be initially elected for a term expiring at the annual meeting of stockholders to be held in the year 2001, and another class shall be initially elected for a term expiring at the annual meeting of stockholders to be held in the year 2002.  At each succeeding annual meeting of stockholders, a number of directors equal to the number of directors of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting of stockholders after their election.~~ with the class of directors elected at the 2014 annual meeting of stockholders having a term expiring at the 2017 annual meeting of stockholders, the class of directors elected at the 2015 annual meeting of stockholders having a term expiring at the 2018 annual meeting of stockholders, and the class of directors elected at the 2016 annual meeting of stockholders having a term expiring at the 2019 annual meeting of stockholders. Subject to the rights of holders of any series of Preferred Stock to elect directors under specified circumstances, the Board of Directors may create new directorships or eliminate vacant directorships at any time. Beginning with and from the 2017 annual meeting of stockholders, directors (other than those directors elected by the holders of any series of Preferred Stock voting separately from the holders of Common Stock in any election of directors) shall be elected by stockholders at each annual meeting of stockholders to hold office for a term expiring at the next annual meeting of stockholders; provided, however, that each director elected by stockholders before the 2017 annual meeting of stockholders shall serve for the full three-year term to which such director was elected. Effective as of the 2019 annual meeting of stockholders, the division of the directors into three classes shall terminate.

3. Except as otherwise provided for or fixed pursuant to the provisions of Article IV of this Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock to elect additional directors, and subject to the provisions hereof, newly-created directorships resulting from any increase in the authorized number of directors, and any vacancies on the Board resulting from death, resignation, disqualification, removal, or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board. Any director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term ~~of the class of directors in~~ for which the new directorship was created or in which the vacancy occurred, and until such director’s successor shall have been duly elected and qualified, subject to his earlier death, resignation or removal; provided, however, that from and after the 2019 annual meeting of stockholders, any director appointed to fill a newly-created directorship or vacancy shall hold office for a term expiring at the next annual meeting of stockholders.  Subject to the provisions of this Certificate of Incorporation, no decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

A-1

APPENDIX B

Cumulative Voting Amendment Proposal

Article IV […]

~~5. Any holder of shares of Common Stock, or of shares of any series of Preferred Stock which is entitled to vote with the holders of Common Stock in the election of directors of the Corporation, shall be entitled at all elections of directors to as many votes as shall equal the number of votes which (except for this provision as to cumulative voting) he would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected, and such holder may cast all of such votes for a single candidate or may distribute them among the number to be voted for, or for any two or more of them as he may see fit.  However, no stockholder shall be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of votes which such stockholder normally is entitled to cast) unless such candidate or candidates’ names have been placed in nomination prior to the meeting in accordance with the Bylaws of the Corporation, and the stockholder has given notice of the stockholder’s intention to cumulate his votes in accordance with the Bylaws of the Corporation.  If any one stockholder has given such notice, all stockholders may cumulate their votes for any candidate duly nominated in accordance with the procedure as set forth in the Bylaws.~~ Stockholders of the Corporation shall not be entitled to cumulative voting in elections of directors of the Corporation.

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PRELIMINARY COPY – SUBJECT TO COMPLETION DATED FEBRUARY   , 2017

SIMPSON MANUFACTURING CO., INC.
5956 W. Las Positas Blvd.

Pleasanton, California 94588

TO VOTE BY PROXY BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN
IN THE POSTAGE–PAID ENVELOPE PROVIDED

The Board of Directors recommends voting FOR Proposal 1.

1.	Proposal Number 1 – Approve and adopt the amendment to the Company's Certificate of Incorporation to declassify the Board of Directors.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors recommends voting FOR Proposal 2.

2.	Proposal Number 2 – Approve and adopt the amendment to the Company's Certificate of Incorporation to eliminate the ability to exercise cumulative voting in director elections.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

Dated:                                   , 2017

Signature:

Signature (if held jointly):

Title(s):

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

PRELIMINARY COPY – SUBJECT TO COMPLETION DATED FEBRUARY   , 2017

PLEASE SUBMIT YOUR PROXY TODAY!

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE BY PROXY

SIMPSON MANUFACTURING CO., INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF SIMPSON MANUFACTURING CO., INC.

FOR THE SPECIAL MEETING OF STOCKHOLDERS

The undersigned holder of Common Stock of Simpson Manufacturing Co., Inc., revoking all proxies heretofore given by the undersigned, hereby appoints [Peter N. Louras, Jr. and Karen Colonias], and each of them, as proxies, with powers of substitution in each, to vote on behalf of the undersigned at the Special Meeting of Stockholders to be held at [●] local time, on [●], 2017, at our home office located at 5956 W. Las Positas Blvd., Pleasanton, California, and at all postponements and adjournments thereof, as designated on this proxy, the number of shares which the undersigned would be entitled to vote if then personally present. Authority is hereby given to each of the proxies acting individually to vote, in accordance with their best judgment, upon such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

IF PROPERLY EXECUTED, THIS PROXY WILL BE VOTED “FOR” IN RESPECT OF PROPOSALS 1 AND 2 UNLESS A CONTRARY VOTE IS INDICATED, IN WHICH CASE THE PROXY WILL BE VOTED AS DIRECTED.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Stockholders and the Proxy Statement of the Board of Directors.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued, and to be signed and dated on the other side)